Exhibit 10.1
Execution Version
SECOND AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT
     THIS SECOND AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (this “Second Amendment”) is dated as of September 28, 2009, by and between HANMI FINANCIAL CORPORATION, a Delaware corporation and registered bank holding company with its principal offices in Los Angeles, California (the “Company”) and LEADING INVESTMENT & SECURITIES CO., LTD., a Korean corporation with its principal offices in Seoul, Korea (the “Purchaser”).
RECITALS
     WHEREAS, the Company and the Purchaser have entered into a Securities Purchase Agreement dated June 12, 2009, as amended by a First Amendment to the Securities Purchase Agreement, dated July 31, 2009 (as amended, the “Securities Purchase Agreement”), whereby the Company has agreed to issue and sell the Shares (as defined in the Securities Purchase Agreement) to Leading and Leading has agreed to purchase the Shares from the Company, subject to the terms and conditions set forth in the Securities Purchase Agreement; and
     WHEREAS, the Company and the Purchaser have agreed to amend the Securities Purchase Agreement to (i) extend the due date of certain obligations and conditions as set forth herein and (ii) further specify the terms for funding the escrow account relating to the Initial Acquisition.
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Second Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:
     1. Defined Terms. Capitalized terms contained in this Second Amendment and not otherwise defined herein shall have the same meaning as accorded to them in the Securities Purchase Agreement.
     2. Right of Termination. All references to “September 30, 2009” contained in Section 6.01 of the Securities Purchase Agreement shall heretoforth be “November 30, 2009.”
     3. Funding for Additional Acquisition. Contemporaneously with the execution of this Second Amendment and subject to applicable laws and regulations, the Purchaser shall wire $4,122,588.93 (the “Additional Acquisition Escrow Amount”) to Capital One, N.A., as escrow agent, which amount represents the portion of the Purchase Price that will be payable to the Company in connection with the closing of the Additional Acquisition. In the event that the Additional Acquisition is not completed on or prior to November 30, 2009 or the Federal Reserve Board or the Federal Reserve Bank of San Francisco has notified the Purchaser that it will not approve, confirm or consent to the Additional Acquisition prior to November 30, 2009, the Additional Acquisition Escrow Amount, together with all interest earned thereon, if any, shall be returned to the Purchaser.

     4. All Other Terms in Force. Except as expressly amended hereby, all terms provisions, conditions, covenants, representations and warranties contained in the Securities Purchase Agreement are not modified by this Second Amendment and continue in full force and effect as originally written. Any reference in the Securities Purchase Agreement to “this Agreement,” “hereunder” or similar shall, unless the context otherwise requires, be read and construed as a reference to the Securities Purchase Agreement as amended by this Second Amendment. As hereby modified and amended, all of the terms and provisions of the Securities Purchase Agreement are ratified and confirmed. In case of a conflict or inconsistency between this Second Amendment and the Securities Purchase Agreement prior to its amendment, this Second Amendment shall prevail.
[Signature Page Follows]

[Signature Page to Second Amendment to the Securities Purchase Agreement]
     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HANMI FINANCIAL CORPORATION
By:	/S/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer

LEADING INVESTMENT & SECURITIES CO., LTD.
By:	/S/ Cheul Park
Cheul Park
Chairman and Chief Executive Officer

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